AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
SUPPLEMENT DATED NOVEMBER 19, 2003
TO CERTAIN
VARIABLE UNIVERSAL LIFE INSURANCE POLICY
PROSPECTUSES

          American General Life Insurance Company ("AGL") is amending certain of its variable universal life insurance Policy prospectuses for the sole purpose of providing you with information on the proposed reorganization of the Ayco Series Trust ("Ayco Trust") Growth Fund ("Ayco Fund"), an underlying Fund of one of the Policies' investment options, which is subject to shareholder approval. Effective May 1, 2003, the Ayco Fund ceased to be available as an investment option under the Policies for any purposes except the right to transfer to other available investment options in the Policies.

          AGL has received notification that the Board of Trustees of the Ayco Trust has approved an Agreement and Plan of Reorganization ("Plan of Reorganization") pursuant to which the Ayco Fund will be reorganized into the Goldman Sachs Capital Growth Fund ("GS Fund"), a series of Goldman Sachs Variable Insurance Trust.

          If the Plan of Reorganization is approved, then on or about December 19, 2003 (the "Closing Date") all Policy owner accumulation values in the investment option supported by the Ayco Fund will be automatically moved into the GS Fund. Only the underlying Fund will change, not the investment option itself. Policy owners may retain the investment in the GS Fund, but cannot use the fund for any other purpose except to transfer to other available investment options in the Policies.

          Please note that if we receive any instructions from you to transfer Policy accumulation value out of the Ayco Fund after 3:00 p.m. Central Standard Time ("CST") on Thursday, December 18, 2003, we will delay such transfer until after 3:00 p.m. CST on Friday, December 19, 2003, when we will execute such transfer out of the GS Fund. Your transfer will use prices established after the close of the New York Stock Exchange on Monday, December 22, 2003.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Ayco Fund.

          If you have any questions, please call our VUL Administration Department at 1-888-325-9315.